INVESTOR PRESENTATION June 2022

2 BENEFITING FROM POWERFUL OFFICE TRENDS BALANCE SHEET PRIMED FOR OPPORTUNITIES PREMIER SUN BELT PORTFOLIO TRACK RECORD OF SUCCESS WHY COUSINS? • Migration to the Sun Belt leading to outsized population and job growth • Flight to quality driving demand for newer, highly-amenitized assets • 100% Sun Belt / 100% Class A / 2004 average year built1 • 32% of portfolio less than 5 years old or recently redeveloped1,2 • Cousins’ asking rents 9% higher than pre-pandemic levels and 25% higher than Class A average3,4 • Simple strategy with $662mm of liquidity7 • Leverage 5.3x Net Debt/EBITDA among the strongest in the office sector7 • Strong in-place rent growth of 30% since 20178 • Attractive FAD growth of 23% since 20178 • Leader in driving NAV growth 27% since 20178 ATTRACTIVE DEVELOPMENT PIPELINE FOR FUTURE GROWTH • 1.5MM SF active development pipeline1 • Land bank that supports another 5.1MM SF of development1 POSITIONED FOR ORGANIC GROWTH • Modest lease expirations well below office sector average5 • Near-term occupancy upside from recent success backfilling prior move-outs • Rolled-up cash rents 13.3% on average over the past two years6

35 COUSINS AT A GLANCE The Preeminent Sun Belt Office REIT NOI By Market1 19.3 MM SF portfolio3 2004 average year built3 90.6% leased3 32% of portfolio less than 5 years old or recently redeveloped3,4 1.5 MM SF development pipeline3 Dallas 3% Charlotte 10% Atlanta 37% Houston 3% Phoenix 7% Austin 31% Tampa 9% 5.1 MM SF land bank3 Nashville2

4 PREMIER SUN BELT PORTFOLIO Amenity-Rich Trophy Assets in Leading Sun Belt Markets 725 PONCE Atlanta HAYDEN FERRY Phoenix HEIGHTS UNION Tampa 300 COLORADO / COLORADO TOWER Austin THE RAILYARD Charlotte SPRING & 8TH Atlanta

5 PREMIER SUN BELT PORTFOLIO Select Repositioning of High-Quality Assets in Prime Locations 3350 PEACHTREE Buckhead Atlanta Completed 4Q21 Estimated Completion 4Q22 PROMENADE TOWER Midtown Atlanta Estimated Completion 3Q22 PROMENADE CENTRAL Midtown Atlanta Estimated Completion 4Q22 BUCKHEAD PLAZA Buckhead Atlanta

6 ATLANTA AUSTIN CHARLOTTE DALLAS PHOENIX TAMPA CLASS A ASKING RENT ($/SF)1 PREMIER SUN BELT PORTFOLIO Command Premium Rents 25% Higher than Class A Average in Our Markets 6 $34.28 $42.19 Total Market $33.19 $54.22 Total Market $32.87 $44.25 Total Market $34.19 $43.11 Total Market $36.08 $42.75 Total Market $51.55 $62.77 Total Market

7 1. Tampa, FL 2. Jacksonville, FL 3. Raleigh, NC 4. San Antonio, TX 5. Charlotte, NC 6. Nashville, TN 7. Atlanta, GA 8. Phoenix, AZ 9. Orlando, FL 10. Austin, TX RedFin’s Top Migration Markets 20211 SUN BELT MIGRATION Zillow’s Hottest Markets 20222 1. Phoenix, AZ 2. Dallas, TX 3. Orlando, FL 4. Atlanta, GA 5. Tampa, FL 6. Austin, TX 7. Las Vegas, NV 8. Charlotte, NC 9. Denver, CO 10. San Antonio, TX 7 BENEFITING FROM POWERFUL OFFICE TRENDS Sun Belt Migration is Leading to Outsized Population and Job Growth

88 BENEFITING FROM POWERFUL OFFICE TRENDS Corporate Relocations and Expansions Target Sun Belt Markets

9 Leasing Activity vs. Inventory by Age1 FLIGHT TO QUALITY Net Absorption by Age2 9 BENEFITING FROM POWERFUL OFFICE TRENDS Flight to Quality is Driving Demand for Newer, Highly-Amenitized Assets -211 57 Pre 2010 2010 - Present 8-qtr Net Absorption SF (MM’s) Bu ild in g A ge 81.1% 18.9% 72.5% 27.5% Pre 2010 2010-Present Bu ild in g A ge Share of Leasing Activity Share of Inventory

10 LEASE EXPIRATIONS BY YEAR1 POSITIONED FOR ORGANIC GROWTH Low Portfolio Risk as Large Move-outs are in the Rearview Mirror 10 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% DEA CUZ BXP KRC PGRE ARE BDN SLG VNO ESRT HIW PDM NYC FSP OFC CIO OPI HPP EQC DEI 2022 2023 2024 17% Avg = 27%

11 92% 92% 92% 93% 93% 91% 90% 90% 90% 90% 91% 91% 89% 91% 90% 89% 87% 82% 84% 86% 88% 90% 92% 94% 96% 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Wtd. Avg. Occupancy % Leased COUSINS’ PORTFOLIO OCCUPANCY vs LEASED1 3.1% contractual upside from recent re-leasing wins POSITIONED FOR ORGANIC GROWTH Increase Occupancy from Contractual New Leasing Additional upside Average = 92.7% Recent known move- outs create a temporary dip in occupancy

12 COUSINS’ INCREASE IN 2ND GENERATION CASH NET RENT1 POSITIONED FOR ORGANIC GROWTH Continue to Roll-Up Existing Leases Upon Expirations 12 0% 5% 10% 15% 20% 25% 1Q16 1Q17 1Q18 1Q19 1Q20 1Q21 1Q22 Post-COVID Avg = 13.3% Avg = 10.7% Peer Avg2 = 6.0%

13 PHOENIX 287K SF 90% Ownership 92% Pre-Leased1 $138MM CUZ Investment2 ATTRACTIVE DEVELOPMENT PIPELINE FOR FUTURE GROWTH 1.5MM SF Active Developments Delivering Over Next Two Years NEUHOFF CURRENT DEVELOPMENT PIPELINE DOMAIN 9100 MILL AUSTIN 338K SF 100% Ownership 97% Pre-Leased1 $147MM CUZ Investment2 NASHVILLE 448K SF Commercial/ 542 MF Units 50% Ownership 0% Pre-Leased1 $281MM CUZ Investment2

14 DOMAIN POINT LEGACY UNION TWO / THREE LEGACY 600K SF VICTORY CENTER UPTOWN 460K SF DALLAS MIDTOWN 420K SF 887 WEST PEACHTREE 3354 PEACHTREE ATLANTA AUSTIN 715 PONCE MIDTOWN 200K SF DOMAIN 900K SF TAMPA CORPORATE CENTER V WESTSHORE 170K SF DOMAIN CENTRAL CHARLOTTE 303 TREMONT SOUTH END STATION SOUTH END 700K SF SOUTH END 550K SF ATTRACTIVE DEVELOPMENT PIPELINE FOR FUTURE GROWTH Land Bank Supports 5.1MM SF1 of Additional New Development BUCKHEAD 500K SF DOMAIN 600K SF

15 ATTRACTIVE DEVELOPMENT PIPELINE FOR FUTURE GROWTH Significant Opportunities to Grow in Domain Submarket of Austin Domain Central I Future Development Domain Point 1 & 2 Domain 10 Domain 11 Domain 12 Domain 7 Domain 8 Domain 3Domain 4 Domain Point 3 & 4 Future Development Domain 2 Domain 9 Current Development Domain 3 & 4 Future Redevelopment Low-rise operating properties with up to 2M SF redevelopment potential Operating Properties 2.1M SF Current Development Pipeline 338K SF Future Development Pipeline1 1.5M SF Future Redevelopment Pipeline1 2.0M SF Total 6.0M SF Cousins Domain Portfolio

16 NET DEBT/EBITDA1 BALANCE SHEET PRIMED FOR OPPORTUNITIES Leverage Significantly Below Peers with Substantial Liquidity 16 $662MM Liquidity2 5.3x 0.0x 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x 14.0x SLG PGRE VNO HPP BXP FSP BDN OPI DEA OFC ESRT CIO KRC ARE PDM HIW CUZ Avg = 7.0x

17 COUSINS’ IN-PLACE GROSS RENT PER SF1 TRACK RECORD OF SUCCESS Strong In-Place Rent Growth 17 $43.90 $30.00 $32.00 $34.00 $36.00 $38.00 $40.00 $42.00 $44.00 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 30% INCREASE

18 $1.58 $1.67 $1.82 $1.76 $1.95 $1.00 $1.10 $1.20 $1.30 $1.40 $1.50 $1.60 $1.70 $1.80 $1.90 $2.00 2017 2018 2019 2020 2021 COUSINS’ ANNUAL FAD PER SHARE1 TRACK RECORD OF SUCCESS Attractive FAD Growth 18 23% INCREASE COVID Impact

19 26.8% 10.6% -0.2% -15% -10% -5% 0% 5% 10% 15% 20% 25% 30% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q203Q204Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 TRACK RECORD OF SUCCESS Premier Sun Belt Portfolio Combined with Development Expertise Drives NAV Growth 19 NET ASSET VALUE APPRECIATION PER GREEN STREET1 CUZ Non-Gateway Peer Avg Gateway Peer Avg

20 M. Colin Connolly President and Chief Executive Officer John S. McColl Executive Vice President, Development Gregg D. Adzema Executive Vice President and Chief Financial Officer Pamela F. Roper Executive Vice President, General Counsel and Corporate Secretary Richard Hickson Executive Vice President, Operations Kennedy Hicks Executive Vice President, Investments and Managing Director – Atlanta MEET OUR EXECUTIVE TEAM Stable, Experienced Leadership

22 Submarket Concentration2 Industry Concentration4 ATLANTA Market Snapshot 8.2MM Total Square Feet1 88% Leased1 $42.19 Average Asking Rent3 Buckhead 39% Midtown 37% Central Perimeter 16% North Fulton 8% Technology 26% Financial Services 21% Professional Services 11% Consumer Goods and Services 9% Healthcare 8% Real Estate 7% Other 6% Legal Services 5% Construction 4% Insurance 3%

23 AUSTIN Market Snapshot 4.6MM Total Square Feet1 93% Leased1 $62.77 Average Asking Rent3 Submarket Concentration2 Industry Concentration4 Technology 35% Professional Services 20% Legal Services 14% Other 12% Financial Services 8% Energy 5% Healthcare 3% Real Estate 3% Domain 52% CBD 35% Southwest 10% Northwest 3%

24 CHARLOTTE Market Snapshot 1.4MM Total Square Feet1 95% Leased1 $37.95 Average Asking Rent3 Submarket Concentration2 Industry Concentration4 $42.75 Average Asking Rent3 Financial Services 32% Marketing 18%Legal Services 13% Consumer Goods and Services 12% Insurance 11% Other 8% Professional Services 6% South End 31% Uptown 69%

25 DALLAS Market Snapshot 93% Leased1 516K Total Square Feet1 $54.22 Average Asking Rent3 Submarket Concentration2 Industry Concentration4 Other 3% Energy 58% Financial Services 26% Professional Services 7% Legal Services 6% Preston Center 29% Legacy 71%

26 PHOENIX Market Snapshot 92% Leased1 1.3MM Total Square Feet1 Submarket Concentration2 Industry Concentration4 Tempe 100% $44.25 Average Asking Rent3 Technology 26% Professional Services 23%Financial Services 19% Insurance 8% Consumer Goods and Services 8% Other 8% Marketing 4% Real Estate 4%

27 93% Leased1 2.0MM Total Square Feet1 $43.11 Average Asking Rent3 TAMPA Market Snapshot Submarket Concentration2 Industry Concentration4 Healthcare 33% Consumer Goods and Services 15%Legal Services 12% Technology 11% Professional Services 9% Financial Services 7% Insurance 7% Other 6% Westshore 86% CBD 14%

28 Page 13 – Attractive Development Pipeline for Future Growth 1. Represents office leased percentage as of 31-Mar-2022 filings. 2. Cousins share of total estimated project costs per 31-Mar-2022 filings. Page 14 – Attractive Development Pipeline for Future Growth 1. Represents Company’s estimate of developable SF, excluding redevelopment. Page 15 – Attractive Development Pipeline for Future Growth 1. Represents Company’s estimate of developable SF. Page 16 – Balance Sheet Primed for Opportunities 1. Represents total debt, including company’s share of unconsolidated debt, net of cash divided by quarterly Annualized Adjusted EBITDAre as reported in companies’ most recent quarterly filings as of 26-May-2022. Includes members of the FTSE NAREIT Equity Office Index with the exclusion of NYC. Excludes CMCT and DEI who do not report quarterly EBITDA and EQC who has negative net debt/EBITDA. 2. Represents Cousins’ consolidated cash as of 31-Mar-2022 plus availability under Cousins’ Credit Facility as of 31-Mar-2022. Page 17 – Track Record 0f Success 1. Represents Cousins’ in-place gross rents per quarterly supplemental reports. Page 18 - Track Record 0f Success 1. Per company’s annual supplemental reports. Page 19 – Track Record 0f Success 1. Source: Green Street. Includes 12 office peers covered by Green Street for entire period. NAV estimates adjusted for splits and spin-offs per Green Street. Appendix – Market Snapshots 1. Represents portfolio statistics of Company as reported in Cousins’ 31-Mar-2022 quarterly supplement. 2. Calculation is based on pro rata share of NOI of Cousins assets for the quarter ended 31- Mar-2022. 3. Source: CoStar. Represents most recent weighted average gross rental rates of Cousins’ properties; where net rents are quoted, operating expenses are added to achieve gross rents. 4. Based on 1Q 2022 revenues. Management uses SIC codes when available along with judgment to determine tenant industry classification. Page 2 – Why Cousins? 1. As of 31-Mar-2022. 2. See endnote 3 for Page 3. 3. See endnote 1 for Page 6. 4. Based on CoStar average asking rents for Cousins’ assets 4Q19 to 2Q22. 5. See endnote 1 for Page 10. 6. Per Cousins’ quarterly supplemental reports from 2Q20 – 1Q22. 7. See endnotes 1 and 2 for Page 16. 8. See endnote 1 for Pages 17 – 19. Page 3 – Cousins at a Glance 1. Represents Cousins’ pro-rata share of first quarter NOI per 31-Mar-2022 filings. Chapel Hill is included in Charlotte percentage. 2. Cousins is developing a mixed-use project called Neuhoff in Nashville through a 50% owned joint venture. 3. As of 31-Mar-2022. 4. Recently redeveloped includes five assets that have undergone major redevelopments in past five years. Page 6 – Premier Sun Belt Portfolio 1. Source: CoStar. Represents weighted average gross rental rates of 4 & 5 star properties as of 31- Mar-2022; where net rents are quoted, estimated operating expenses are added to achieve gross rents. Page 7 – Benefiting From Powerful Office Trends 1. Source: RedFin.com. Represents net inflows per Redfin and US Census Bureau data. 2. Source: Zillow.com. Represents markets where home values are expected to appreciate faster than the rest of the U.S. Page 9 – Benefiting From Powerful Office Trends 1. Source: JLL U.S. Office Market Overview Q4 2021. Leases > 20K SF in past seven quarters based on building age. 2. Source: JLL U.S. Office Market Overview Q1 2022. Eight quarter net absorption based on building age. Page 10 – Positioned for Organic Growth 1. Lease expirations as a percent of total portfolio rent when available, otherwise percent of square footage as reported in companies’ most recent quarterly filings as of 26-May-2022. Includes members of the FTSE NAREIT Equity Office Index who publish a quarterly supplement. Page 11 – Positioned for Organic Growth 1. Portfolio occupancy and leased percentages per Cousins’ quarterly supplemental reports. Page 12 – Positioned for Organic Growth 1. Increase in second generation net rent on a cash basis per Cousins’ quarterly supplemental reports. 2. Average based on 15 office peers that report change in cash rents in quarterly supplemental reports. ENDNOTES

29 Certain matters contained in this report are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized in Item 1A included in the Annual Report on Form 10-K for the year ended December 31, 2021, and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2022. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as: guidance and underlying assumptions; business and financial strategy; future debt financings; future acquisitions and dispositions of operating assets or joint venture interests; future acquisitions and dispositions of land, including ground leases; future development and redevelopment opportunities, including fee development opportunities; future issuances and repurchases of common stock, limited partnership units, or preferred stock; future distributions; projected capital expenditures; market and industry trends; entry into new markets or changes in existing market concentrations; future changes in interest rates; and all statements that address operating performance, events, or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders. Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information that is currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following: the availability and terms of capital; the ability to refinance or repay indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions, investments, or dispositions; the potential dilutive effect of common stock or operating partnership unit issuances; the availability of buyers and pricing with respect to the disposition of assets; changes in national and local economic conditions, the real estate industry, and the commercial real estate markets in which we operate (including supply and demand changes), particularly in Atlanta, Austin, Charlotte, Phoenix, Tampa, Dallas, and Nashville, where we have high concentrations of our lease revenues, including the impact of high unemployment, volatility in the public equity and debt markets, and international economic and other conditions; the impact of a public health crisis, including the COVID-19 pandemic, and the governmental and third-party response to such a crisis, which may affect our key personnel, our tenants, and the costs of operating our assets; sociopolitical unrest such as political instability, civil unrest, armed hostilities, or political activism which may result in a disruption of day-to-day building operations; changes to our strategy in regard to our real estate assets which may require impairment to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, the ability to lease newly developed and/or recently acquired space, the failure of a tenant to commence or complete tenant improvements on schedule or to occupy leased space, and the risk of declining leasing rates; changes in the needs of our tenants brought about by the desire for co- working arrangements, trends toward utilizing less office space per employee, and the effect of employees working remotely; any adverse change in the financial condition of one or more of our tenants; volatility in interest rates and insurance rates; inflation and continuing increases in the inflation rate; competition from other developers or investors; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns, and leasing risk); cyber security breaches; changes in senior management, changes in the Board of Directors, and the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and meet regulatory requirements; potential changes to state, local, or federal regulations applicable to our business; material changes in the rates, or the ability to pay, dividends on common shares or other securities; potential changes to the tax laws impacting REITs and real estate in general; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission ("SEC") by the Company. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward- looking statements. Although we believe that our plans, intentions, and expectations reflected in any forward-looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be achieved. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise, except as required under U.S. federal securities laws. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

3344 Peachtree Road NE Suite 1800 Atlanta, GA 30326 cousins.comGregg Adzema Executive Vice President and Chief Financial Officer gadzema@cousins.com 404.407.1116 Roni Imbeaux Vice President, Finance and Investor Relations rimbeaux@cousins.com 404.407.1104